Exhibit 99.77Q1(e)

Investment Advisory Agreement of INVESCO Manager Series Funds, Inc. dated August 30, 2002, filed with Pre-Effective Amendment No. 1 to INVESCO Manager Series Funds, Inc.'s Registration Statement on August 30, 2002 and incorporated herein by reference.